SCUDDER
INVESTMENTS(SM)
[LOGO]

Scudder
Institutional Shares:


Scudder Money
Market Series

Fund #403


Annual Report
May 31, 2000

The fund seeks as high a level of current income as is consistent with liquidity, preservation of capital, and the fund's investment policies.

Scudder
Institutional Shares

  Scudder Money Market Series

  Scudder Institutional Funds Client Services
  222 South Riverside Plaza, 33rd Floor
  Chicago, Illinois 60606-5808

  Telephone:    800 537 3177
  E-mail:       ifunds@scudder.com
  Web site:     http://institutionalfunds.scudder.com

  Investment Manager
  Scudder Kemper Investments, Inc.

  Distributor
  Kemper Distributors, Inc.

  Custodian
  State Street Bank and Trust Company

  Fund Accounting Agent
  Scudder Fund Accounting Corporation

  Transfer Agent and
  Dividend Disbursing Agent
  Scudder Service Corporation

  Legal Counsel
  Dechert Price & Rhoads

  For more information, call or write the Distributor at the address above.

                                -----------------

  Scudder Institutional Shares are not insured or guaranteed by the U.S. Government. The fund seeks to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the stable net asset value will be maintained.

  This report is for the information of the shareholders. Its use in connection with any offering of the fund's shares is authorized only in case of a concurrent or prior delivery of the fund's current prospectus.

                        2 | Scudder Institutional Shares

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Series' Portfolio Manager

                       9   Investment Portfolio

                      12   Financial Statements

                      16   Financial Highlights

                      17   Notes to Financial Statements

                      22   Report of Independent Accountants

                      23   Tax Information

                      24   Officers and Directors

                        Scudder Institutional Shares | 3

Letter from the Series' Portfolio Manager
--------------------------------------------------------------------------------

Dear Shareholders,

The U.S. stock and bond markets winced with each increase in short-term interest rates over the 12-month period ended May 31, 2000. With the U.S. economy strong, unemployment near an all time low, and consumer confidence high, concerns over an acceleration of inflation took center stage. The environment prompted the Federal Reserve ("the Fed") to raise short-term interest rates six times. The increases directly benefited money market securities and the series' yield, which rose significantly over the period.

Despite the Fed's attempts to slow growth by raising the federal funds rate by one-and-three-quarters percentage points over the 12 months, the resiliency of the U.S. economy remained impressive. In the first quarter of this year gross domestic product grew 5.5%. At the same time, the consumer price index rose 3.1%, up significantly from the beginning of the 12-month period.

While we think the Fed is closer to achieving its objectives of slowing the economy and controlling inflation, we believe another rate hike is likely. With recent consumer confidence numbers suggesting that consumers are not afraid and are continuing their buying spree, we think the Fed will need to pursue a policy of raising interest rates for the near term. However, the Fed may take a cautious approach to raising rates prior to the November elections.

                        4 | Scudder Institutional Shares

Performance

Reflecting the rising interest rate environment, Scudder Money Market Series -- Institutional Shares' 7-day yield increased from 4.83% to 6.39% over the 12 months. These yields translated into compound effective yields of 4.95% and 6.60%, respectively. From a total return standpoint, the Institutional Shares returned 5.74% for the one-year period ended May 31, 2000. This performance resulted in Institutional Shares' ranking 3rd (in the top 1%) of 204 institutional money market funds according to Lipper Analytical Services, Inc.^1

Portfolio Strategy

We pursued two strategies, reflecting the two distinct environments over the 12 months -- the period leading up to the end of 1999 and the year-to-date period. Toward the end of 1999, we focused on maintaining a sufficient level of liquidity in the portfolio while taking advantage of what the market was offering. Generally, this meant maintaining a shorter average maturity than our peers. This strategy was driven by our cautious approach to the Y2K changeover, which some had speculated might result in a shift to short-term money market instruments at year-end. We maintained a higher than normal level of liquidity in the portfolio in order to be prepared for potentially high investor demand for cash. By maintaining a shorter maturity in the rising rate environment, our existing holdings matured more quickly, which enabled us to invest in higher yielding securities sooner than if we




^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and is no guarantee of future results.

                        Scudder Institutional Shares | 5
had maintained a longer average maturity. A limitation of this strategy is that we gave up a small amount of current yield by maintaining a shorter maturity.

As it turned out, the Fed pumped a great deal of money into the financial system by allowing monetary reserves to grow rapidly in the fourth quarter of 1999. Some speculated that this super-liquid market helped to fuel the strong stock market rally. We think that remaining very liquid (by maintaining a relatively short maturity at year-end) was the right approach. If we were invested in longer term securities and there had been a high demand for cash by investors, it could have been costly to raise cash at that time.

At the beginning of the year, Y2K concerns essentially evaporated, and it appeared likely that the Fed would begin reducing the excess market liquidity. We viewed this as an opportunity to pick up some higher yielding paper and we extended the portfolio's average maturity slightly. However, the portfolio's maturity still remained shorter than its peers, given our expectations that rates would continue to rise. At the end of the period, the portfolio had an average maturity of 32 days, which compares to about 50 days for the average first-tier money market fund.

In the portfolio we invest in "first-tier" short-term securities -- specifically, issues with top ratings according to major credit rating agencies, such as Fitch Investors Service, Moody's Investors Service, or Standard and Poor's. The top ratings have the lowest risk of default and, while not insured by the FDIC or guaranteed, these securities are among the safest available outside of U.S.

                        6 | Scudder Institutional Shares

--------------------------------------------------------------------------------
Portfolio Maturity
(Average number of days)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

  38    38    30    39    39     43    36     32     22    24    16    22    32

 5/99  6/99  7/99  8/99  9/99  10/99  11/99  12/99  1/00  2/00  3/00  4/00  5/00

Treasury bills. Basically, our philosophy is that it does not pay to take on additional credit risk given the relatively small yield advantage.

Our investment strategy focuses on maintaining the average life of the portfolio within a target range and selecting floating-rate securities that, given current interest rate trends, should benefit the portfolio. As a result, we generally do not make big asset allocation shifts within the portfolio. We attempt to maintain exposure to a broad selection of securities, including high quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit, and repurchase agreements. As of the end of the period, the majority of the portfolio was invested in high quality commercial paper (45%), which we maintained because of its attractive values and high relative yields.

                        Scudder Institutional Shares | 7

Outlook

As we mentioned earlier, we think the Fed will raise rates at least one more time before the November elections. However, we think the Fed may eventually be able to ease off its current policy of raising short-term interest rates since we have recently begun to see signs that the economy may be slowing in reaction to the higher rate environment. Knowing when to stop raising rates is a tough job for the Fed since the rate increases take time to work their way through the economy. Typically it takes six months for the effects to begin showing up, so the braking effects of this year's rate hikes may be yet to come. In any event, this is a great environment for money market fund investors because interest rates are rising and real yields (after subtracting inflation) are still providing investors with very attractive returns.

Sincerely,

/s/Frank J. Rachwalski
Frank J. Rachwalski
Vice President and Lead Portfolio Manager,
Scudder Money Market Series -- Institutional Shares

                        8 | Scudder Institutional Shares

--------------------------------------------------------------------------------
Investment Portfolio                                          as of May 31, 2000


                                                        Principal
                                                       Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 1.3%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.37%, to be
    repurchased at $61,940,958 on 6/1/2000**
    (Cost $61,930,000) .............................    61,930,000    61,930,000

--------------------------------------------------------------------------------
Short-Term Investments 15%
--------------------------------------------------------------------------------
 Firstar NA, 6.81%, 6/1/2000 .......................   225,000,000   225,000,000
 Norwest Bank, 6.81%, 6/1/2000 .....................   160,000,000   160,000,000
 Suntrust Bank, 6.78%, 6/1/2000 ....................   120,000,000   120,000,000
 Wachovia Bank, 6.81%, 6/1/2000 ....................   225,000,000   225,000,000

Total Short-Term Investments (Cost $730,000,000) ...                 730,000,000

--------------------------------------------------------------------------------
Commercial Paper 45.3%
--------------------------------------------------------------------------------

 Alpine Securitization Corp., 6.1%, 6/13/2000 ......    84,000,000    83,829,200
 American Home Products, 6.46%, 6/8/2000 ...........   100,000,000   100,000,000
 Amsterdam Funding Corp., 6.1%, 6/12/2000 ..........    25,000,000    24,953,403
 Amsterdam Funding Corp., 6.53%, 6/19/2000 .........    50,000,000    49,836,750
 Asset Portfolio Funding, 6.53%, 6/16/2000 .........    35,187,000    35,091,262
 Barton Capital Corp., 6.8%, 6/8/2000 ..............    31,000,000    30,963,351
 Bavaria University Funding Corp., 6.5%, 6/12/2000 .    99,000,000    98,802,165
 Capital One Fund (99-F), 6.7%, 6/1/2000 ...........    10,657,000    10,657,000
 CIT Group Holdings Inc., 6.61%, 6/1/2000 ..........    40,000,000    39,977,371
 Clipper Receivables Corp., 6.52%, 6/19/2000 .......    80,087,000    79,825,916
 Corporate Asset Funding Corp., 6.12%, 6/9/2000 ....    50,000,000    49,932,000
 Corporate Receivables Corp., 6.09%, 6/7/2000 ......    70,000,000    69,928,950
 CXC Incorporated, 6.11%, 6/19/2000 ................    50,000,000    49,847,250
 CXC Incorporated, 6.11%, 6/21/2000 ................    50,000,000    49,830,278
 Enterprise Funding Corp., 6.11%, 6/20/2000 ........    71,805,000    71,573,449
 FCC National Bank, 6.77%, 6/1/2000 ................    20,000,000    20,013,036
 Forrestal Funding Master TR, 6.13%, 6/12/2000 .....    79,000,000    78,852,029
 Four Winds Funding Corp., 6.54%, 6/19/2000 ........    61,000,000    60,800,530
 Galaxy Funding, 6.1%, 6/5/2000 ....................    40,000,000    39,972,889
 Galaxy Funding, 6.55%, 6/26/2000 ..................    73,800,000    73,464,313
 Giro Funding US Corp., 6.09%, 6/15/2000 ...........    50,000,000    49,881,583
 Giro Funding US Corp., 6.31%, 6/21/2000 ...........    25,995,000    25,903,873
 Goldman Sachs Promissory Note, 6.63%, 6/28/2000 ...    50,000,000    50,000,000
 Goldman Sachs Promissory Note, 6.75%, 8/7/2000 ....    40,000,000    40,026,252
 Goldman Sachs Promissory Note, 6.29%, 10/2/2000 ...    30,000,000    30,000,000
 Intrepid Funding, 6.17%, 7/10/2000 ................    79,726,000    79,193,098
 Kitty Hawk Funding Corp., 6.11%, 6/9/2000 .........    50,000,000    49,932,111

    The accompanying notes are an integral part of the financial statements.


                        Scudder Institutional Shares | 9

                                                        Principal
                                                       Amount ($)     Value ($)
--------------------------------------------------------------------------------

 Merrill Lynch & Co. Inc., 6.59%, 4/20/2001 ....      70,000,000      69,993,936
 Moat Funding LLC, 6.53%, 6/20/2000 ............      65,000,000      64,775,985
 Moat Funding LLC, 6.15%, 7/6/2000 .............      24,377,000      24,231,246
 Monte Rosa Capital Corp., 6.08%, 6/7/2000 .....      30,000,000      29,969,600
 Morgan Stanley Dean Witter Discover Co.,
    6.55%, 6/26/2000 ...........................      14,200,000      14,135,410
 Norwest Financial Inc., 6.45%, 9/7/2000 .......      50,000,000      49,992,098
 PNC NA, 6.37%, 6/7/2000 .......................      25,000,000      24,999,799
 Receivables Capital Corp., 6.25%, 6/5/2000 ....      15,000,000      14,989,583
 Receivables Capital Corp., 6.11%, 6/15/2000 ...      50,000,000      49,881,194
 Sallie Mae, 6.54%, 8/1/2000 ...................      30,000,000      29,997,658
 Scaldis Capital LLC, 6.16%, 7/10/2000 .........      40,000,000      39,733,067
 Sheffield Receivables Corp., 6.53%, 6/20/2000 .      46,510,000      46,349,708
 Sigma Finance, 5.92%, 6/1/2000 ................      50,000,000      50,000,000
 Surrey Funding Corp., 6.53%, 3/1/2001 .........     100,000,000     100,000,000
 WCP Funding Inc., 6.27%, 6/19/2000 ............      45,000,000      44,858,925
 Windmill Funding Corp., 6.09%, 6/21/2000 ......      25,000,000      24,915,417
 Xerox Credit Corp., 6.63%, 12/8/2000 ..........      75,000,000      74,985,665

Total Commercial Paper (Cost $2,196,897,350) ...                   2,196,897,350

--------------------------------------------------------------------------------
Certificates Of Deposit 17.1%
--------------------------------------------------------------------------------

 Amsouth Bank NA, 6.21%, 9/11/2000* ............      40,000,000      40,000,000
 Bank of America Corp., 6.65%, 4/27/2001* ......      83,000,000      83,000,000
 Bank Of Montreal, 6.8%, 9/11/2000* ............      50,000,000      49,993,252
 Banc One Corp. 7.17%, 5/8/2001* ...............      50,000,000      50,000,000
 Canadian IMP Bank of Comm., 7.18%, 5/10/2001* .      75,000,000      74,993,339
 Comerica Bank, 6.41%, 6/12/2000* ..............      25,000,000      24,999,596
 Credit Suisse Federal Bank of New York, 6.72%,
    6/9/2000* ..................................      50,000,000      50,000,000
 Den Danske Bank NY, 6.55%,
    6/23/2000* .................................      30,000,000      29,999,289
 Dresdner Bank NY, 6.58%, 7/24/2000* ...........      50,000,000      49,997,178
 First Union National Bank, 6.63%, 7/26/2000* ..      15,000,000      15,000,000
 First Union National Bank, 6.67%, 5/8/2001* ...      25,000,000      25,000,000
 National Bank Kentucky, 6.35%, 7/7/2000* ......      50,000,000      50,005,176
 Old Kent Bank, 6.69%, 6/16/2000* ..............      10,000,000       9,999,838
 Rabobank Nederland AV, 7.17%, 5/10/2001* ......      50,000,000      49,995,559
 Royal Bank Scotland, 6.45%, 3/6/2001* .........     100,000,000     100,000,000
 Skandinav Enskilda Banken NY, 6.59%, 7/24/2000*      50,000,000      49,997,855
 Skandinav Enskilda Banken NY, 6.62%, 8/29/2000*      25,000,000      24,997,607


    The accompanying notes are an integral part of the financial statements.


                        10 | Scudder Institutional Shares


                                                                  Principal
                                                                  Amount ($)      Value ($)
--------------------------------------------------------------------------------------------

 Union Bank Switzerland, 7.22%, 5/8/2001* ...................      50,000,000      49,991,176


Total Certificates Of Deposit (Cost $827,969,865)                           .     827,969,865

--------------------------------------------------------------------------------
Short-Term and Medium-Term Notes 21.3%
--------------------------------------------------------------------------------

 Allfirst Bank, 6.51%, 1/16/2001* ...........................      50,000,000      49,990,793
 Allfirst Bank, 6.18%, 9/5/2000* ............................      50,000,000      49,996,087
 Amsouth Bank NA, 6.72%, 1/19/2001* .........................      30,000,000      29,992,660
 American Express Centurian Bank, 6.58%, 6/19/2001* .........      50,000,000      49,994,875
 Bank One Corp., 6.32%, 10/5/2000* ..........................      25,000,000      24,995,791
 Bank One Corp., 6.65%, 11/6/2000* ..........................      20,000,000      19,999,442
 Capital One Fund 96-F, 6.7%, 9/1/2011* .....................      22,259,000      22,259,000
 Capital One Fund 96-H, 6.7%, 10/1/2021* ....................      15,159,000      15,159,000
 Capital One Fund 97-E, 6.7%, 8/1/2012* .....................      28,714,000      28,714,000
 CIT Group Inc., 6.64%, 5/9/2001* ...........................      40,000,000      39,981,673
 CIT Group Inc. MTM, 6.65%, 5/24/2001* ......................      60,000,000      59,971,397
 Comerica Bank, 6.45%, 1/12/2001* ...........................      40,000,000      39,990,316
 First Union National Bank, 6.68%, 3/2/2001* ................      50,000,000      50,000,000
 First Union National Bank, 6.4%, 6/8/2000* .................      20,000,000      20,000,000
 Key Bank N.A., 6.42%, 11/8/2000* ...........................      35,000,000      34,990,820
 Key Bank N.A., 6.76%, 5/25/2001* ...........................      50,000,000      49,982,326
 Merita Bank Ltd. NY, 6.14%, 3/1/2001* ......................      50,000,000      49,985,411
 Merrill Lynch & Co., 6.59%, 4/27/2001* .....................      30,000,000      29,997,233
 MMR Funding One, 6.7%, 9/1/2010* ...........................       5,500,000       5,500,000
 National Rural Utility CFC, 6.45%, 9/8/2000* ...............      50,000,000      49,997,295
 Old Kent Bank, 6.66%, 5/8/2001* ............................      25,000,000      24,997,716
 Old Kent Bank, 6.67%, 5/30/2001* ...........................      55,000,000      55,000,000
 Old Kent Bank, 6.67%, 6/11/2001* ...........................      30,000,000      30,000,000
 Sigma Finance Inc., 6.74%, 6/30/2000* ......................      65,000,000      65,000,000
 SMM Trust 1999-A, 6.4%, 9/13/2000* .........................      50,000,000      50,000,000
 Southern California Edison, 6.71%, 10/25/2000* .............      20,000,000      20,000,000
 Transamerica Finance Corp., 6.2%, 12/1/2000* ...............      50,000,000      50,000,000
 US Bank N.A., 6.79%, 11/15/2000* ...........................      15,000,000      15,018,182

---------------------------------------------------------------------------------------------
Total Short-Term and Medium-Term Notes (Cost $1,031,514,017)                    1,031,514,017
---------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $4,848,311,232) (a)                  4,848,311,232
---------------------------------------------------------------------------------------------


(a)      Cost for federal income tax purposes is $4,848,311,232.

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of May 31, 2000.

** Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.

    The accompanying notes are an integral part of the financial statements.


                        Scudder Institutional Shares | 11

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2000
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------

Investments in securities, at value (cost $4,848,311,232) .......   $4,848,311,232
Cash ............................................................        2,154,605
Receivable for investments sold .................................           96,000
Interest receivable .............................................       13,441,340
Receivable for Fund shares sold .................................       51,854,521
Due from Adviser ................................................           39,599
Other assets ....................................................           39,912
                                                                    --------------
Total assets ....................................................    4,915,937,209

Liabilities
-----------------------------------------------------------------------------------
Dividends payable ...............................................       27,246,893
Payable for Fund shares redeemed ................................        7,356,898
Accrued management fee ..........................................        1,109,507
Accrued reorganization costs ....................................           10,266
Accrued Directors' fees and expenses ............................          119,687
Other accrued expenses and payables .............................        1,284,693
                                                                    --------------
Total liabilities ...............................................       37,127,944

Net assets, at value                                                $4,878,809,265

Net Asset Value
--------------------------------------------------------------------------------
Managed Shares:

Net assets applicable to shares outstanding .....................   $  415,698,726

Shares outstanding of capital stock, $.001 par value, 800,000,000
   shares authorized.............................................      415,893,881

Net Asset Value, offering and redemption price per share (net assets
   / shares outstanding).........................................   $         1.00

Institutional Shares:

Net assets applicable to shares outstanding......................    $3,349,739,373

Shares outstanding of capital stock, $.001 par value, 3,615,000,000
   shares authorized.............................................     3,349,868,723

Net Asset Value, offering and redemption price per share (net assets
   / shares outstanding).........................................    $         1.00

Premium Money Market Shares:

Net assets applicable to shares outstanding......................    $1,067,174,369

Shares outstanding of capital stock, $.001 par value, 2,180,000,000
   shares authorized.............................................     1,067,242,867

Net Asset Value, offering and redemption price per share (net assets
   / shares outstanding).........................................    $         1.00

Prime Reserve Money Market Shares:

Net assets applicable to shares outstanding......................    $   46,196,797

Shares outstanding of capital stock, $.001 par value, 1,180,000,000
   shares authorized.............................................        46,201,590

Net Asset Value, offering and redemption price per share (net assets
   / shares outstanding).........................................     $         1.00


    The accompanying notes are an integral part of the financial statements.


                        12 | Scudder Institutional Shares

--------------------------------------------------------------------------------
Statement of Operations for the year ended May 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Income:
Interest ................................   $ 304,339,172
                                            -------------

Expenses:
Management fee ..........................      13,019,076
Services to shareholders ................       1,381,424
Custodian and accounting fees ...........         657,717
Auditing ................................          30,907
Legal ...................................          62,677
Directors' fees and expenses ............         101,644
Reports to shareholders .................         188,257
Registration fees .......................       1,011,149
Reorganization ..........................          10,266
Other ...................................         257,497
                                            -------------

Total expenses, before expense reductions      16,720,614
Expense reductions ......................      (7,666,166)
                                            -------------
Total expenses, after expense reductions        9,054,448

--------------------------------------------------------------------------------
Net investment income                         295,284,724
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations              $  295,284,724
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        Scudder Institutional Shares | 13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
--------------------------------------------------------------------------------

Operations:

Net investment income ........................................................
Distributions to shareholders from:
Net investment income (Managed Shares) .......................................
Net investment income (Institutional Shares) .................................
Net investment income (Premium Money Market Shares) ..........................
Net investment income (Prime Reserve Money Market Shares) ....................

Fund share transactions:

Managed Shares:
Proceeds from shares sold ...................................................
Reinvestment of distributions ...............................................
Cost of shares redeemed .....................................................
Net increase (decrease) in net assets from Fund share transactions ..........

Institutional Shares:
Proceeds from shares sold ...................................................
Reinvestment of distributions ...............................................
Cost of shares redeemed .....................................................
Net increase (decrease) in net assets from Fund share transactions ..........

Premium Money Market Shares:
Proceeds from shares sold ...................................................
Reinvestment of distributions ...............................................
Cost of shares redeemed .....................................................
Net increase (decrease) in net assets from Fund share transactions ..........

Prime Reserve Money Market Shares:
Proceeds from shares sold ...................................................
Reinvestment of distributions ...............................................
Cost of shares redeemed .....................................................

Net increase (decrease) in net assets from Fund share transactions ..........

Increase (decrease) in net assets ...........................................
Net assets at beginning of period ...........................................
Net assets at end of period .................................................

    The accompanying notes are an integral part of the financial statements.


                        14 | Scudder Institutional Shares

                    Five Months      Year Ended
 Year Ended May    Ended May 31,    December 31,
    31, 2000            1999            1998
--------------------------------------------------

$  295,284,724    $   59,023,051   $   88,278,881
----------------- ---------------- ---------------

  (21,023,946)       (7,380,665)     (18,908,573)
----------------- ---------------- ---------------
 (215,221,172)      (33,615,524)     (38,347,244)
----------------- ---------------- ---------------
  (56,686,377)      (17,567,663)     (30,962,225)
----------------- ---------------- ---------------
   (2,353,229)         (459,199)         (60,839)
----------------- ---------------- ---------------

 1,171,602,032       673,318,688    1,521,267,560
     4,231,558         1,551,477        5,506,361
(1,155,348,705)    (607,192,461)   (1,568,154,523)
----------------- ---------------- ---------------
    20,484,885        67,677,704     (41,380,602)
----------------- ---------------- ---------------

90,572,901,002    11,712,781,921    5,884,096,724
    72,983,474        11,965,433       14,372,769
(89,101,937,654)  (10,985,348,196) (5,169,903,810)
----------------- ---------------- ---------------
 1,543,946,822       739,399,158      728,565,683
----------------- ---------------- ---------------

 2,847,283,440     1,070,305,354    2,381,877,957
    54,096,252        15,125,932       24,053,642
(2,770,287,933)    (956,923,660)   (1,933,144,105)
----------------- ---------------- ---------------
   131,091,759       128,507,626      472,787,494
----------------- ---------------- ---------------

   111,134,122        41,129,865       15,004,074
     2,286,836           341,450           17,985
 (101,036,164)      (19,992,513)      (2,685,634)
----------------- ---------------- ---------------
    12,384,794        21,478,802       12,336,425
----------------- ---------------- ---------------
 1,707,908,260       957,063,290    1,172,309,000
 3,170,901,005     2,213,837,715    1,041,528,715
$4,878,809,265    $3,170,901,005   $2,213,837,715

    The accompanying notes are an integral part of the financial statements.


                        Scudder Institutional Shares | 15

Financial Highlights

The following  table  includes  selected  data for a share of the  Institutional
Shares  class   outstanding   throughout  each  period  and  other   performance
information derived from the financial statements.

Institutional Shares

------------------------------------------------------------------------------------
                                                  2000(a)  1999(b) 1998(c)  1997(d)
------------------------------------------------------------------------------------

Net asset value, beginning of period             $1.000   $1.000   $1.000  $1.000
                                                 -----------------------------------
------------------------------------------------------------------------------------
  Net investment income                            .056     .020     .054    .022
------------------------------------------------------------------------------------
  Distributions from net investment income        (.056)   (.020)   (.054)  (.022)
------------------------------------------------------------------------------------
Net asset value, end of period                   $1.000   $1.000   $1.000  $1.000
                                                 -----------------------------------
------------------------------------------------------------------------------------
Total Return (%) (e)                               5.74     2.03**   5.52    2.25**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            3,350    1,806    1,066     338
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     .30(f)   .28*     .29     .31*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      .15(f)   .14*     .18     .26*
------------------------------------------------------------------------------------
Ratio of net investment income (%)                 5.73     4.87*    5.34    5.39*
------------------------------------------------------------------------------------


(a)      For the year ended May 31, 2000.

(b) For the five months ended May 31, 1999. On November 13, 1998, the Board of Directors of the Corporation changed the fiscal year end of the Fund from December 31 to May 31.

(c)      For the year ended December 31, 1998.

(d) For the period August 4, 1997 (commencement of sale of Institutional Shares) to December 31, 1997.

(e) Total returns would have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .30% and .15%, respectively.

*        Annualized

**       Not annualized

                        16 | Scudder Institutional Shares

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Money Market Series (the "Fund") is the diversified investment portfolio comprising Scudder Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund offers four classes of shares: Premium Money Market Shares, Prime Reserve Money Market Shares, Managed Shares and Institutional Shares.

On November 13, 1998 the Board of Directors changed the fiscal year end of the Fund from December 31 to May 31.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant amortization to maturity of any discount or premium.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.


                        Scudder Institutional Shares | 17

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $91,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2007 ($1,000) and May 31, 2008 ($90,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 1999 through May 31, 2000, the Fund incurred approximately $7,400 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as occurring in the fiscal year ended May 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.

B. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.25% of average daily net assets for the Fund, computed and accrued daily and payable monthly. The Adviser has agreed to waive a portion of its investment management fee for the Fund by 0.05% through


                        18 | Scudder Institutional Shares

September 30, 2000. From time to time the Adviser may voluntarily waive an additional portion of its management fee.

For the year ended May 31, 2000, the Adviser did not impose fees of $7,384,398 and did impose fees of $5,634,678 which amounted to an annual effective rate of 0.10%.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Each class of the Fund has entered into a Transfer Agency and Service Agreement with SSC. SSC receives account fees that vary according to the account size and type of account of the shareholders of the respective classes. For the year ended May 31, 2000, the following amounts were charged to the classes of the Fund:

Managed Shares ....................................................   $102,310
Institutional Shares ..............................................     48,176
Premium Shares ....................................................    461,604
Prime Reserve Shares ..............................................    132,243
                                                                      $744,333
Amount unpaid at May 31, 2000                                         $ 99,963

The Managed Shares of the Fund has arrangements with certain banks, institutions and other persons under which they receive compensation from the Fund and the Adviser for performing shareholder servicing functions for their customers who own shares in the Fund. In connection with these arrangements for the year ended May 31, 2000, the total expense charged to the Managed Shares of the Fund amounted to $337,281 and the receivable for the Adviser's portion aggregated $161,692.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the year ended May 31, 2000, the amount charged to the Fund by SFAC aggregated $478,549, of which $125,067 remains unpaid at May 31, 2000.

The Fund pays each of its Directors not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended May 31, 2000, Directors' fees and expenses aggregated $22,446. In addition, a one-time fee of $79,198 was accrued for payment to those Directors not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note E. Inasmuch as the

                        Scudder Institutional Shares | 19

Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $39,599 of such costs.

The Fund has a compensation arrangement under which payment of Directors' fees may be deferred. Interest is accrued (based on the rate of return earned on the 90 day Treasury Bill as determined at the beginning of each calendar quarter) on the deferred balances and is included in "Directors' fees and expenses." The accumulated balance of deferred Directors' fees and interest thereon relating to the Fund aggregated $101,929 as of May 31, 2000, which is included in accrued expenses of the Fund.

Other. Printing and postage expenses related to preparing and distributing material such as shareholder reports, prospectuses and proxy materials to current shareholders are charged to each class pro rata based on relative net assets. For the year ended May 31, 2000, the following amounts were expensed by the Fund:

Managed Shares ....................................................   $ 50,462
Institutional Shares ..............................................     81,955
Premium Shares ....................................................     43,824
Prime Reserve Shares ..............................................     12,016
                                                                      $188,257
Amount unpaid at May 31, 2000                                         $115,262

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2000, the custodian and transfer agent fees were reduced as follows:

Custodian ........................................................   $ 66,320
Transfer Agent ...................................................    175,849
                                                                     $242,169

D. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time

                        20 | Scudder Institutional Shares
of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.


                        Scudder Institutional Shares | 21

Report of Independent Accountants
--------------------------------------------------------------------------------

         To the Board of Directors of Scudder Fund, Inc. and Shareholders of Scudder Money Market Series:

         In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Money Market Series (the "Fund") at May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

         Boston, Massachusetts                        PricewaterhouseCoopers LLP
         July 21, 2000

                        22 | Scudder Institutional Shares

Tax Information
--------------------------------------------------------------------------------

         Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-537-3177.

                       Scudder Institutional Shares | 23

Officers and Directors
--------------------------------------------------------------------------------

 Board of Directors

 Kathryn L. Quirk*                 President and Assistant Secretary

 Dr. Rosita P. Chang^(2) (3)       Professor of Finance, University of Hawaii

 Edgar R. Fiedler^(1) (2) (3) (4)  Senior Fellow and Economic Counsellor,
                                   The Conference Board, Inc.

 Peter B. Freeman^(1) (2) (3) (4)  Corporate Director and Trustee

 Dr. J.D. Hammond^(2) (3)          Dean, Smeal College of Business Administration

 Richard M. Hunt^(2) (3)           University Marshal and Senior Lecturer,
                                   Harvard University

                                   ^(1) Member of Executive Committee

                                   ^(2) Member of Nominating Committee

                                   ^(3) Member of Audit Committee

                                   ^(4) Member of Valuation Committee

--------------------------------------------------------------------------------

 Officers

 Ann M. McCreary*             Vice President

 Frank J. Rachwalski, Jr.*    Vice President

 John Millette*               Vice President and Secretary

 John R. Hebble*              Treasurer

 Caroline Pearson*            Assistant Secretary

 *Scudder Kemper Investments, Inc.

                       24 | Scudder Institutional Shares

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS(SM)
[LOGO]

222 South Riverside Plaza, 33rd Floor
Chicago, IL 60606-5808


Tel:   800 537 3177
E-mail:   ifunds@scudder.com
Web:   http://institutionalfunds.scudder.com